1 Managing Through the Short-Term, While Transforming for Long-Term Growth 2016 Annual Meeting of Shareholders Wednesday, May 18, 2016 Exhibit 99.1

2 Forward-looking Statements This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial and capital condition, results of operations, investment portfolio performance and strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “expect,” “objective,” “intend,” “plan,” “priority,” “forecast,” “outlook,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “focus”, “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 18, 2016. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement changes to the regulatory framework applicable to our operations, including implementation of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investment in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning and compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; we may not successfully implement our plans to address the deficiencies jointly identified by the Federal Reserve and the FDIC in April 2016 with respect to our 2015 resolution plan, or those plans may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in our resolution plan submission due on October 1, 2016 or in any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd- Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; our ability to develop and execute State Street Beacon, our multi-year transformation program to create cost efficiencies and to fully digitize our business to support the development of new solutions and capabilities for our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations and those of our clients and our regulators; the results of our review of our billing practices, including additional amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems and their effective operation both independently and with external systems, and complexities and costs of protecting the security of our systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2015 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, May 18, 2016, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3 Agenda Our Company Today Managing Through the Short-Term Transforming for Long-Term Growth Our Impact Questions & Answers

4 Our Company Today

5 Leading Positions in High-growth Markets Around the World All data as of or for the period-ended December 31, 2015, as applicable. AUCA: assets under custody and administration; AUM: assets under management. Businesses Client Segments • State Street Global Services • State Street Global Advisors • State Street Global Markets • State Street Global Exchange • Asset Owners • Asset Managers • Official Institutions • Insurance Companies Global Revenue: $10.4B AUCA: $27.5T AUM: $2.25T Americas Revenue: $6,273M AUCA: $20.8T AUM: $1,452B Europe, Middle East & Africa Revenue: $3,232M AUCA: $5.4T AUM: $489B Asia Pacific Revenue: $855M AUCA: $1.3T AUM: $304B

6 Managing Through the Short-Term

7 Numerous Headwinds are Currently Impacting Our Industry and Clients We are proactively addressing the current challenges with the goal of emerging from this environment on a stronger footing and with increased relevancy for our clients Weak Global Growth and Volatile Markets • Declining emerging markets and stagnant developed markets • Prolonged low level of market interest rates • Investor sentiment favoring risk aversion • Heightened market volatility Heightened Regulatory Expectations • Most advanced in U.S. – increasing in Europe and Asia • Banks adjusting to higher capital and liquidity requirements • Asset managers facing additional scrutiny around liquidity and stress testing • Increasing costs due to broad-based impact of regulation Digitization and Technological Disruption • A threat and an opportunity • Disruption of traditional bank services (e.g., payments) • Emergence of powerful new technologies (e.g., Robo advice, Blockchain)

8 Our Near-Term Strategic Priorities are the Building Blocks for our Future Growth … • Become a digital leader in financial services • Drive growth from core franchise • Continuous investment in new products and solutions to drive revenue and differentiation • Increased focus on expense management • Leverage strong capital position to return capital to shareholders

9 … and are Helping Us to Deliver Positive Results Despite the Headwinds • Total fee revenue growth of 2.1%: – 5.3% on a constant currency basis • Continued focus on expense control – generated 79bps of positive fee operating leverage2: – Expenses pressured by an increase in regulatory expectations • Net interest revenue down 6.5% reflecting prolonged low levels of interest rates • Capital return included repurchasing approximately $1.5B of our common stock and dividends of approximately $536M 2015 Operating-Basis (Non-GAAP) Financial Highlights1 2015 Operating- Basis1 Highlights: Revenue: $10.6B EPS: $4.89 ROE: 10.7% 1 Where applicable, as compared to 2014. Results presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures and for reconciliations of our operating- basis financial information. The Appendix is available on State Street’s website (www.statatestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. 2 Fee operating leverage is defined as rate of growth of total fee revenue less the rate of growth of expense, each as determined on an operating basis.

We Advanced our Priorities in the First Quarter 2016, While Continuing to Deliver Value[1]

Strategic Priorities	2016 Performance Through March 31, 2016 (Versus 2015 Through March 31, 2015 Where Applicable)
Become a digital leader in financial services	• Continued progress on State Street Beacon IT initiatives in support of digitization • Actively testing new technologies, such as Blockchain
Drive growth from core franchise	• New asset servicing wins of approximately $264B • Approximately $400B of servicing commitments to be installed as of March 31, 2016 • $13B in positive net flows in our asset management business
Continuous investment in new products and solutions to drive revenue and differentiation	• GS had numerous product launches allowing clients to generates savings, including two fund accounting products, NAV Oversight and Indicative NAV, and IBORprime, a T+0 single book of record for Investment, Accounting and Custody data • GX launched Quantextual Idea Lab, a custom research aggregation tool leveraging machine learning to solve the problem of research information overload • Recent agreement to acquire GE Asset Management will extend SSGA's core investment management capabilities • SSGA's SPDR ETF business introduced 13 new funds including the innovative Gender Diversity ETF, "SHE"
Increased focus on expense management	• 1Q16 operating-basis total expenses[2] flat compared to 1Q15 • On track to generate in 2016 State Street Beacon[3] related annualized pre-tax net run-rate expense savings of at least $100M
Leverage strong capital position to return capital to shareholders	• Quarterly common stock dividends declared per share of $0.34 in 1Q16 • $325M in common stock (5.6M shares) bought back in 1Q16 • Expect 2Q16 common stock repurchases[4] to be up to $390M

1 Please see Appendix for footnotes 2-4. The Appendix is available on State Street's website (www.statatestreet.com/stockholder) and in State Street's current report on Form 8-K filed with the SEC on the date hereof.

STATE STREET.

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11 Transforming for Long-Term Growth

12 Our Focused Strategy Supports Our Long-Term Financial Goals and Future Growth1 Operating-Basis2 Financial Goals: Revenue Growth of 8%-12%, EPS Growth of 10%-15% and ROE of 12%-15% LONG-TERM SHAREHOLDER VALUE 1 Please see Appendix for footnotes 2-5. The Appendix is available on State Street’s website (www.statatestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. Talent, Culture, Innovation and Risk Excellence Building on Our Strong Core • Continuous product innovation • Increase market share and expand in high-growth markets and geographies: − Servicing for offshore and alternative funds − Asia-Pacific region − Investment Manager Operations Outsourcing − ETFs/OCIO − Data and Analytics Solutions Achieving a Digital Enterprise • State Street Beacon aimed at transforming us into a digital leader in financial services • Deliver data management and analytics solutions for our clients • Achieve $550M in pre-tax net- run rate expense annualized savings by the end of 2020 for full effect in 20213 • Improve pre-tax operating margin3 to at least 31% by 2018 and 33% by the end of 2020 Investing in Opportunities for Growth • Agreement to acquire GE Asset Management will4: – Expand SSGA’s investment capabilities – Add $100B in AUM and approximately $270-$300M in expected revenue in the first 12 months after closing – Excluding restructuring charges, expected to be accretive to operating-basis EPS1 for the first 12 months after closing Optimizing Capital • Investing in growth: − Expanding geographies − New product creation − Advanced technologies • Returning capital to shareholders: − Prioritize return to shareholders through common stock repurchases and dividends − Increasing our common dividend payout ratio to 20% to 30%5

13 Our Impact

14 We are Positively Impacting Our Communities Strong Momentum Across Citizenship and Talent 2015 Corporate Partner of the Year 50 leading company for women’s leadership in APEC Best 100 Companies for Hispanics • Our Foundation invested $23M in 2015 with a focus on education and workforce development • A company record of more than 116,000 hours of employee volunteer service were contributed to community organizations in 2015, an increase of 9% over 2014 • Recognized with several top rankings on the world’s top sustainability benchmarks, including the Dow Jones Sustainability Index, the Carbon Disclosure Project, FTSE4Good, and an AA MSCI ESG Risk Rating • Our employees manage 23 Employee Resource Groups with 106 chapters globally Increasingly Recognized for Diversity and Community Impact

15 Boston Wins is a New Model in Venture Philanthropy Strategy • Bring State Street’s financial and human assets together in partnership with five non-profit partners to work in coordination and collectively drive greater impact for Boston youth • Four-year effort to accelerate our impact on education and workforce development, focused on youth employment in Boston and a $20 million commitment Goal • The Network Partners will collectively serve 60% more students resulting in the achievement of greater outcomes including hiring 1,000 entry-level staff by State Street Network Partners Putting WINs Into Practice Coordinated Action Demonstration: • Solidify how Network Partners will execute the Coordinated Action concept • Launched a pilot with five Boston high schools • Measure youth outcomes achieved “Something important is happening in Boston. It’s a brand new approach and it’s going to be a game changer for our city …” – Rahn Dorsey, Chief of Education, City of Boston

16 We’re Delivering Long-Term Shareholder Value Five-Year Total Shareholder Return 1/1/2011 – 12/31/2015 1/1/2011 12/31/2015 57% State Street Corp 64% S&P Financials 50% Bank of New York 46% Northern Trust Corp Bank of New York Mellon Corporation Northern Trust Corporation S&P 500 / Financials – SEC State Street Corporation

17 Questions & Answers

18 Appendix The foregoing presentation includes financial information presented on a GAAP basis as well as on a non-GAAP, or “operating basis.” Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

19 Footnotes for slides 10 & 12 2 Long-term goals presented on an operating-basis, a non-GAAP presentation, and do not reflect the near term expectations. Refer to Appendix included with this presentation for explanations of our non-GAAP measures. The Appendix is available on State Street’s website (www.statatestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. 3 Estimated pre-tax expense savings improvement relate only to State Street Beacon and the targeted staff reductions announced as part of our 3Q15 financial results and are based on projected improvement from our full-year 2015 operating-basis expenses, all else being equal. The full effect of the savings generated each year will be felt the following year. Actual expenses may increase or decrease in the future due to other factors. Pre-tax operating margin targets assume the successful completion of State Street Beacon milestones and an external environment that is consistent with our long term assumptions, including: Fed Funds and U.S. market interest rate increase from December 31, 2015 levels by at least 100 bps by the beginning of 2018; and regulatory expense growth moderates. Other factors may also affect the results. 4 Completion of the transaction is subject to regulatory approvals and other customary closing conditions. 5 State Street’s common stock dividends, including the declaration, timing and amount thereof remain subject to consideration and approval by the board of directors at the relevant times. In addition, State Street’s projected common stock dividends are part of its 2016 capital p lan, which remains subject to review by the Federal Reserve. Footnotes to slide 10: Footnotes to slide 12: 2 Where applicable, as compared to 2014. Results presented on an operating basis, a non-GAAP presentation. Refer to Appendix included with this presentation for explanations of our non-GAAP measures and for reconciliations of our operating-basis financial information. The Appendix is available on State Street’s website (www.statatestreet.com/stockholder) and in State Street’s current report on Form 8-K filed with the SEC on the date hereof. 3 Estimated pre-tax expense savings improvement relate only to State Street Beacon and the targeted staff reductions announced as part of our 3Q15 financial results (includes targeted staff reductions in October 2015), and are based on projected improvement from our full-year 2015 operating-basis expenses, all else being equal. The full effect of the savings generated each year will be felt the following year. Actual expenses may increase or decrease in the future due to other factors. 4 Stock purchases may be made using various types of mechanisms, including open market purchases or transactions off market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, types of transactions and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time.

STATE STREET CORPORATION
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street's normal ongoing business operations.

Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating-basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP.

	Year-to-Date		% Change
(Dollars in millions)	2015	2014	2015 vs. 2014
Total Revenue[1]:			
Total revenue, GAAP basis[1]	$ 10,360	$ 10,274	0.8%
Adjustment to processing fees and other revenue (see below)	194	288	
Adjustment to net interest revenue (see below)	173	173	
Adjustment to net interest revenue (see below)	(98)	(119)	
Total revenue, operating basis[1]	$ 10,629	$ 10,616	0.1%
Fee Revenue[1]:			
Total fee revenue, GAAP basis[1]	$ 8,278	$ 8,010	3.3%
Tax-equivalent adjustment associated with tax-advantaged investments	359	288	
Gain on sale of CRE and CRE loan extinguishment / paydown	(165)	-	
Total fee revenue, operating basis[1]	$ 8,472	$ 8,298	2.1%
Operating-Basis Fee Revenue Constant Currency:			
Operating-Basis Fee Revenue 2014[1]	$ 8,298		
Operating-Basis Fee Revenue 2015	8,472		
Currency Impact	262		
Operating-Basis Fee Revenue Constant Currency	$ 8,734		5.3%

[1] Amounts for the annual period of 2014 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients.

STATE STREET.
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STATE STREET CORPORATION

RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street's normal ongoing business operations.

Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating-basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP.

	Year-to-Date		% Change
(Dollars in millions)	2015	2014	2015 vs. 2014
Net Interest Revenue:			
Net interest revenue, GAAP basis	$ 2,088	$ 2,260	92.4 %
Tax-equivalent adjustment associated with tax-exempt investment securities	173	173	
Net interest revenue, fully taxable-equivalent basis[1]	2,261	2,433	
Discount accretion associated with former conduit securities	(98)	(119)	
Net interest revenue, operating basis[1]	$ 2,163	$ 2,314	(6.5)%
Expenses:			
Total expenses, GAAP basis	$ 8,050	$ 7,827	2.8 %
Severance costs associated with staffing realignment	(73)	(84)	
Provisions for legal contingencies	(415)	(187)	
Expense billing matter	(17)	—	
Acquisition costs	(20)	(58)	
Restructuring charges, net	(5)	(75)	
Total expenses, operating basis[2]	$ 7,520	$ 7,423	1.3 %

[1] Fully taxable-equivalent net interest margin for the years ended December 31, 2014 and 2015 represented fully taxable-equivalent net interest revenue of $2,433 million and $2,261 million, respectively (GAAP-basis net interest revenue of $2,260 million and $2,088 million plus tax-equivalent adjustments of $173 million and $173 million, respectively), as a percentage of average total interest-earning assets for the years presented.

[2] For the years ended December 31, 2014 and December 31, 2015, negative operating leverage in the year-over-year comparison was approximately 79 basis points, based on an increase in total operating-basis revenue of 2.10% and an increase in total operating-basis expenses of 1.31%.

STATE STREET.

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STATE STREET CORPORATION
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street's normal ongoing business operations.

Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

The foregoing presentation presents financial information prepared on a GAAP as well as on an operating basis. The following tables reconcile operating-basis financial information presented in the presentation to financial information prepared and reported in conformity with GAAP.

(Dollars in millions)	Year-to-Date 2015	Year-to-Date 2014	%Change 2015 vs. 2014
Diluted Earnings per Common Share[1]:			
Diluted earnings per common share, GAAP basis[1]	$ 4.47	$ 4.53	-1.3%
Severance costs	.11	.13	
Provisions for legal contingencies	.76	.34	
Expense billing matter	.03	—	
Acquisition costs	.03	.09	
Restructuring charges, net	.01	.11	
Effect on income tax of non-operating adjustments	—	—	
Discount accretion associated with former conduit securities	(.14)	(.17)	
Gain on sale of CRE and CRE loan extinguishment / paydown	(.24)	—	
Italian deferred tax liability	(.14)	—	
One-time Italian tax on banks and insurance companies	—	.02	
Diluted earnings per common share, operating basis[1]	$ 4.89	$ 5.05	-3.2%
Return on Average Common Equity[1]:			
Return on average common equity, GAAP basis[1]	9.8%	9.8%	- bps
Severance costs	.2	.3	
Provisions for legal contingencies	1.6	.7	
Expense billing matter	.1	—	
Acquisition costs	.1	.2	
Restructuring charges, net	—	.2	
Effect on income tax of non-operating adjustments	—	—	
Discount accretion associated with former conduit securities	(.3)	(.4)	
Gain on sale of CRE and CRE loan extinguishment / paydown	(.5)	—	
Italian deferred tax liability	(.3)	—	
One-time Italian tax on banks and insurance companies	—	.1	
Return on average common equity, operating basis[1]	10.7%	10.9%	(20) bps

1 Amounts for the annual period of 2014 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients.

STATE STREET.

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